UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2002


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

               0-16309                                51-0299573
   ------------------------------         ----------------------------------
      (Commission File Number)             (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On November 7, 2002, we announced that William R. Fields had replaced Michael M. Searles, as of such date, as Chairman of our Board of Directors and as our Chief Executive Officer. We also announced on such date that our Board of Directors had established the position of Lead Director, naming Ronald Rashkow to serve in such position as of November 4, 2002. The full text of our revised press release of November 11, 2002, together with Mr. Fields' Employment Agreement and the letter agreement pursuant to which Mr. Rashkow agreed to serve as Lead Director, are attached as exhibits hereto.

ITEM 7.  EXHIBITS.

                   EXHIBIT NO.                   DESCRIPTION
                   -----------                   -----------

                      99.1 Press release of Factory 2-U Stores, Inc., dated November 11, 2002.

                      99.2 Employment Agreement, dated as of November 7, 2002, by and between Factory 2-U Stores, Inc. and William R. Fields.

                      99.3 Letter agreement, dated November 4, 2002, by and between Factory 2-U Stores, Inc. and Ronald Rashkow

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FACTORY 2-U STORES, INC. (Registrant)


                                           By:   /s/ DOUGLAS C. FELDERMAN
                                              ----------------------------------
         NOVEMBER 19, 2002                       Douglas C. Felderman
         -----------------                       Executive Vice President and
              Date                               Chief Financial Officer

                                EXHIBIT INDEX

              EXHIBIT NO.                   DESCRIPTION
              -----------                   -----------

                 99.1 Press release of Factory 2-U Stores, Inc., dated November 11, 2002.

                 99.2 Employment Agreement, dated as of November 7, 2002, by and between Factory 2-U Stores, Inc. and William F. Fields.

                 99.3 Letter agreement, dated November 4, 2002, by and between Factory 2-U Stores, Inc. and Ronald Rashkow.